Exhibit 99.2

Reconciliations of Certain Non-GAAP Measures to Most Directly Comparable GAAP Measures

Set forth below are reconciliations of certain non-GAAP financial measures appearing in the Press Release (as defined in the disclosure appearing under Item 2.02 of the Current Report on Form 8-K to which this Exhibit 99.2 is attached (the “Current Report”)) of Wal-Mart Stores, Inc., a Delaware corporation (the “Company”), to the most directly comparable financial measures calculated and presented in accordance with GAAP. The defined terms used in this Exhibit 99.2 and not defined herein are used with the meanings ascribed to those terms in the Current Report.

1. Reconciliation of the constant currency consolidated net sales of the Company for the three months ended April 30, 2012 (the “Current Quarter”) and the reported consolidated net sales of the Company for the Current Quarter (dollar amounts in billions):

Reported consolidated net sales for the Current Quarter	$112.3
Reversing the negative effect of currency translation for the Current Quarter	0.8
Excluding effect of the Acquisitions for the Current Quarter	(1.9)

Constant currency consolidated net sales for the Current Quarter	$111.2

2. Reconciliation of the increase in the constant currency consolidated net sales of the Company for the Current Quarter over the reported consolidated net sales of the Company for the three months ended April 30, 2011 (the “Prior Year Quarter”) and the increase in the reported consolidated net sales of the Company for the Current Quarter over the reported consolidated net sales of the Company for the Prior Year Quarter (dollar amounts in billions):

a.	Constant currency consolidated net sales for the Current Quarter	$111.2
b.	Reported consolidated net sales for the Prior Year Quarter	$103.4
	Percentage Increase (% increase = (a ÷ b)-1)	7.5%

a.	Reported consolidated net sales for the Current Quarter	$112.3
b.	Reported consolidated net sales for the Prior Year Quarter	$103.4
	Percentage Increase (% increase = (a ÷ b)-1)	8.6%

3. Reconciliation of the constant currency consolidated operating income of the Company for the Current Quarter and the reported consolidated operating income of the Company for the Current Quarter (dollar amounts in billions):

Reported consolidated operating income for the Current Quarter	$6.4
Reversing the negative effect of currency translation for the Current Quarter	0.1
Excluding effect of the Acquisitions for the Current Quarter	(0.1)

Constant currency consolidated operating income for the Current Quarter	$6.4

4. Reconciliation of the increase in the constant currency consolidated operating income of the Company for the Current Quarter over the reported consolidated operating income of the Company for the Prior Year Quarter and the increase in the reported consolidated operating income of the Company for the Current Quarter over the reported consolidated operating income of the Company for the Prior Year Quarter (dollar amounts in billions):

a.	Constant currency consolidated operating income for the Current Quarter	$6.4
b.	Reported consolidated operating income for the Prior Year Quarter	$5.9
	Percentage Increase (% increase = (a ÷ b)-1)	8.6%

a.	Reported consolidated operating income for the Current Quarter	$6.4
b.	Reported consolidated operating income for the Prior Year Quarter	$5.9
	Percentage Increase (% increase = (a ÷ b)-1)	8.3%

Note: Differences in percentage increases result from the calculation of percentages prior to rounding of amounts of reported and constant currency consolidated operating income for reporting purposes.

5. Reconciliation of the reported consolidated membership and other income of the Company for the Prior Year Quarter and consolidated membership and other income for the Company for the Prior Year Quarter excluding a gain of $51 million from the sale of an investment by the Company’s Chilean subsidiary that was recorded in the Prior Year Quarter (the “Chilean Investment Sale Gain”) (dollar amounts in millions):

Reported consolidated membership and other income for the Prior Year Quarter	$774
Excluding Chilean Investment Sale Gain	(51)

Consolidated membership and other income for the Prior Year Quarter excluding the Chilean Investment Sale Gain	$723

6. Reconciliation of the increase in the reported consolidated membership and other income of the Company for the Current Quarter over the consolidated membership and other income of the Company for the Prior Year Quarter excluding the Chilean Investment Sale Gain, and the increase in the reported consolidated membership and other income of the Company for the Current Quarter over the reported consolidated membership and other income of the Company for the Prior Year Quarter (dollar amounts in millions):

a.	Reported consolidated membership and other income for the Current Quarter	$746
b.	Consolidated membership and other income for the Prior Year Quarter excluding the Chilean Investment Sale Gain	$723
	Percentage Increase (% increase = (a ÷ b)-1)	3.2%

a.	Reported consolidated membership and other income for the Current Quarter	$746
b.	Reported consolidated membership and other income for the Prior Year Quarter	$774
	Percentage Decrease (% decrease = 1- (a ÷ b))	-3.6%

7. Reconciliation of the constant currency net sales of the Company’s Walmart International operating segment (“Walmart International”) for the Current Quarter and the reported net sales of Walmart International for the Current Quarter (dollar amounts in billions):

Reported segment net sales for the Current Quarter	$32.1
Reversing the negative effect of currency translation for the Current Quarter	0.8
Excluding effect of the Acquisitions for the Current Quarter	(1.9)

Constant currency segment net sales for the Current Quarter	$31.0

8. Reconciliation of the increase in the constant currency net sales of Walmart International for the Current Quarter over the reported net sales of Walmart International for the Prior Year Quarter and the increase in the reported net sales of Walmart International for the Current Quarter over the reported net sales of Walmart International for the Prior Year Quarter (dollar amounts in billions):

a.	Constant currency segment net sales for the Current Quarter	$31.0
b.	Reported segment net sales for the Prior Year Quarter	$27.9
	Percentage Increase (% increase = (a ÷ b)-1)	10.9%

a.	Reported segment net sales for the Current Quarter	$32.1
b.	Reported segment net sales for the Prior Year Quarter	$27.9
	Percentage Increase (% increase = (a ÷ b)-1)	15.0%

9. Reconciliation of the constant currency operating income of Walmart International for the Current Quarter and the reported operating income of Walmart International for the Current Quarter (dollar amounts in billions):

Reported segment operating income for the Current Quarter as reported	$1.3
Reversing the negative effect of currency translation for the Current Quarter	0.1
Excluding effect of the Acquisitions for the Current Quarter	(0.1)

Constant currency segment operating income for the Current Quarter	$1.3

10. Reconciliation of the net sales of the Company’s Sam’s Club operating segment (“Sam’s Club”), excluding fuel sales, for the Current Quarter and the reported net sales of Sam’s Club for the Current Quarter (dollar amounts in billions):

Segment net sales, excluding fuel sales, for the Current Quarter	$12.1
Segment fuel sales for the Current Quarter	1.8

Reported segment net sales for the Current Quarter	$13.9

11. Reconciliation of the increase in the net sales, excluding fuel sales, of Sam’s Club for the Current Quarter over the net sales, excluding fuel sales, of Sam’s Club for the Prior Year Quarter and the increase in the reported net sales of Sam’s Club for the Current Quarter over the reported net sales of Sam’s Club for the Prior Year Quarter (dollar amounts in billions):

a.	Segment net sales, excluding fuel sales, for the Current Quarter	$12.1
b.	Segment net sales, excluding fuel sales, for the Prior Year Quarter	$11.3 *
	Percentage Increase (% increase = (a ÷ b)-1)	7.1%

a.	Reported segment net sales for the Current Quarter	$13.9
b.	Reported segment net sales for the Prior Year Quarter	$12.8
	Percentage Increase (% increase = (a ÷ b)-1)	7.9%

*	Segment net sales, excluding fuel sales, of Sam’s Club for the Prior Year Quarter excluded $1.5 billion of fuel sales from the reported segment net sales of Sam’s Club for the Prior Year Quarter of $12.8 billion.

12. Reconciliation of the Sam’s Club comparable store sales, excluding fuel sales, for the thirteen weeks ended July 29, 2011 and the Sam’s Club comparable store sales, including fuel sales, for the thirteen weeks ended July 29, 2011 (the “Prior Year Thirteen Weeks”)

Comparable club sales, excluding fuel sales, for the Prior Year Thirteen Weeks	5.0%
Plus fuel sales contribution for the Prior Year Thirteen Weeks	4.6%

Comparable club sales, including fuel sales, for the Prior Year Thirteen Weeks	9.6%

13. Reconciliation of the reported consolidated operating income of the Company for the Prior Year Quarter and the consolidated operating income for the Company for the Prior Year Quarter excluding $50 million of net pre-tax items realized in the Prior Year Quarter.

Reported consolidated operating income for the Prior Year Quarter	$5,896
Excluding Prior Year Quarter net pre-tax items	(50)

Consolidated operating income for the Prior Year Quarter excluding Prior Year Quarter net pre-tax items	$5,846

14. Reconciliation of the increase of the reported consolidated operating income of the Company for the Current Quarter over the consolidated operating income for the Company for the Prior Year Quarter excluding $50 million of net pre-tax items realized in the Prior Year Quarter and the increase of the reported consolidated operating income of the Company for the Current Quarter over the reported consolidated operating income of the Company for the Prior Year Quarter.

a.	Reported consolidated operating income for the Current Quarter	$6,387
b.	Consolidated operating income for the Prior Year Quarter excluding Prior Year Quarter net pre-tax items	$5,846
	Percentage Increase (% increase = (a÷b)-1)	9.2%

a.	Reported consolidated operating income for the Current Quarter	$6,387
b.	Reported consolidated operating income for the Prior Year Quarter	$5,896
	Percentage Increase (% increase = (a÷b)-1)	8.3%

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